UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2023

Name of Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, Commission File Number, IRS Employer Identification Number

ALLIANT ENERGY CORPORATION
(a Wisconsin Corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
Commission File Number - 1-9894
IRS Employer Identification Number - 39-1380265

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Alliant Energy Corporation, Common Stock, $0.01 Par Value, Trading Symbol LNT, Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 10, 2023, Alliant Energy Corporation (the “Company”) issued $75 million aggregate principal amount of 3.875% Convertible Senior Notes due 2026 (the “Option Notes”) in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the initial purchasers’ full exercise of their option to purchase such notes, granted in connection with the Company’s previously disclosed offering of $500 million aggregate principal amount of the Company’s 3.875% Convertible Senior Notes due 2026 (the “Initial Notes” and, together with the Option Notes, the “Notes”), which closed on March 2, 2023. The Option Notes have the same terms, and were issued under the same indenture (the “Indenture”), dated as of March 2, 2023 by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as the Initial Notes, as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 3, 2023 (the “Initial Form 8-K”). The information in the Initial Form 8-K is incorporated herein by reference.

The net proceeds from the offering of the Option Notes were approximately $73.7 million, after deducting fees and estimated expenses payable by the Company.

The description of the Indenture and the Notes above is qualified in its entirety by reference to the text of the Indenture and the Form of Note, copies of which are attached as Exhibits 4.1 and 4.2, respectively, to the Initial Form 8-K.

Item 3.02    Unregistered Sales of Equity Securities.

The information regarding the Indenture and the Notes included or incorporated by reference in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 of this Current Report on Form 8-K. The Option Notes were sold to the initial purchasers in reliance on the exemption from the registration requirements provided by Section 4(a)(2) of the Securities Act for resale to persons reasonably believed to be qualified institutional buyers as defined in, and in reliance on, Rule 144A of the Securities Act.

The Option Notes and the underlying shares of Common Stock issuable upon conversion of the Option Notes, if any, have not been and will not be registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The maximum number of shares of Common Stock issuable upon conversion of the Option Notes, including pursuant to any increase in the conversion rate for any Option Notes converted in connection with a Make-Whole Fundamental Change, is 1,457,437.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2023	ALLIANT ENERGY CORPORATION

	By:	/s/ Robert J. Durian
	Name:	Robert J. Durian
	Title:	Executive Vice President and Chief Financial Officer